UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

Enfusion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40949	87-1268462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Clark Street, Suite 750, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

(312) 253-9800

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	ENFN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

As previously disclosed, on January 10, 2025, Enfusion, Inc. (the “Company” or “Enfusion”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Enfusion Ltd. LLC, a Delaware limited liability company and subsidiary of the Company (the “Operating Company”), Clearwater Analytics Holdings, Inc., a Delaware corporation (“Parent” or “Clearwater”), Poseidon Acquirer, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Acquirer”), Poseidon Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Poseidon Merger Sub II, LLC, a Delaware limited liability company and an indirect subsidiary of Parent (“Merger Sub II”).

The Merger Agreement provides, among other things and on the terms and subject to the conditions of the Merger Agreement, that (i) Merger Sub II will merge with and into the Operating Company (the “LLC Merger”), with the Operating Company surviving the LLC Merger as a wholly-owned subsidiary of Parent; (ii) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as an indirectly wholly-owned subsidiary of Parent (the “Surviving Corporation”); and (iii) subject to the satisfaction of each of the Second Merger Conditions (as defined in the Merger Agreement) as of the Closing Date (as defined in the Merger Agreement) but before the effective time of the Merger, the Surviving Corporation will be merged with and into Acquirer (the “Second Merger”, and together with the Merger, the “Corporate Mergers”, and the Corporate Mergers together with the LLC Merger, the “Transaction”), with Acquirer surviving the Second Merger. If the Second Merger does not occur, references to the “Transaction” shall mean the Merger and the LLC Merger.

The completion of the Transaction is conditioned upon, among other things, the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the consummation of the Transaction (the “HSR Waiting Period”). The HSR Waiting Period expired at 11:59 p.m., Eastern Time, on February 24, 2025.

The completion of the Transaction remains subject to the satisfaction or waiver of other closing conditions specified in the Merger Agreement, including the adoption of the Merger Agreement by Enfusion’s stockholders. The Company continues to expect to complete the Transaction by the second calendar quarter of 2025.

On February 26, 2025, the Company issued a joint press release announcing the expiration of the HSR Waiting Period. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

In connection with the acquisition, Clearwater has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Clearwater’s common stock to be issued pursuant to the acquisition, which constitutes a prospectus of Clearwater and a proxy statement of Enfusion (the “proxy statement/prospectus”). Each of Clearwater and Enfusion may also file other documents with the SEC regarding the acquisition. This Current Report on Form 8-K is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which Clearwater or Enfusion may file with the SEC in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. After the Registration Statement has been declared effective, the definitive proxy statement/prospectus (if and when available) will be mailed to Enfusion’s security holders. Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Clearwater and Enfusion with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Clearwater, including the proxy statement/prospectus  will be available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview. Copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus will be available free of charge from Enfusion’s website at ir.enfusion.com.

Participants in the Solicitation

Clearwater, Enfusion and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about Clearwater’s directors and executive officers is available in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024, and in the proxy statement/prospectus. Information about the directors and executive officers of Enfusion is available in Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, its Annual Report on Form 10-K for the year ended December 31, 2024 that will be filed following this Current Report on Form 8-K, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024, and in the proxy statement/prospectus. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. Copies of the documents filed with the SEC by Clearwater and Enfusion will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Clearwater, including the proxy statement/prospectus will be available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview. and copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus will be available free of charge from Enfusion’s website at ir.enfusion.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,”, “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company or of Clearwater to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s or Clearwater’s ability to implement its respective business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s or Clearwater’s business, including current plans and operations; (m) the ability of the Company or of Clearwater to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships of the Company or of Clearwater resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s or Clearwater’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company or Clearwater operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s or Clearwater’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock or Clearwater’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s or Clearwater’s ability to pursue certain business opportunities or strategic transactions; (u) Clearwater’s ability to successfully integrate the Company’s operations into Clearwater’s business; (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, and (w) the finalization and audit of Enfusion’s 2024 fiscal year financial results which could potentially result in changes or adjustments to the preliminary financial results presented herein, as well as the Company’s or Clearwater’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy/statement prospectus that will be filed with the SEC in connection with the proposed transaction.

For information regarding other factors that could cause the Company’s or Clearwater’s results to vary from expectations, please see the “Risk Factors” section of the Company’s and Clearwater’s respective periodic report filings with the SEC, including but not limited to the Company’s and Clearwater’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K as well as other documents that may be filed by the Company and by Clearwater from time to time with the SEC. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The statements in this communication are made only as of the date hereof. Neither the Company nor Clearwater undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law

Item 9.01 – Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of Enfusion, Inc. and Clearwater Analytics Holdings, Inc. issued on February 26, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025	ENFUSION, INC.

	By:	/s/ Matthew R. Campobasso
	Name:	Matthew R. Campobasso
	Title:	General Counsel